Exhibit 3(i)


                [LETTERHEAD OF DEAN HELLER, SECRETARY OF STATE]



                                          Entity # E0858282006-8
                                          Document Number: 20060755579-16
--------------------------
                                          Date Filed 11/27/2006 10:15:56 AM
Articles of Incorporation                 In the office of
  (PURSUANT TO NRS 78)                    /s/ Dean Heller
                                          Dean Heller
--------------------------                Secretary of State


                                           ABOVE SPACE IS FOR OFFICE USE ONLY

================================================================================
1. Name of Corporation:

      Sequoia-Legato, Incorporated
      ------------------------------------------------------

================================================================================
2. Resident Agent Name and Street Address:
   (must be a Nevada address where process may be served)

   1. Steve Drury
      ------------------------------------------------------------
      Name

      3450 East Russell Road, Suite 213         Las Vegas    Nevada   89120
      -------------------------------------     ----------            --------
      Street Address                            City                  Zip Code

      -------------------------------------     ----------   -----    --------
      Optional Mailing Address                  City         State    Zip Code

================================================================================
3. Shares:
   (number of shares corporation authorized to issue)

   Number of shares with par value: 100,000
   Par Value: $.001
   Number of shares without par value: 0

================================================================================
4. Names & Addresses of Board of Directors/Trustees:
   (attach additional pages there is more than 3 endorsements)

   1. Robert Young
      ------------------------------------------------------------
      Name

      1761 Vesper Lane, #10                     Carlsbad     CA       92011
      -------------------------------------     ----------   -----    --------
      Street Address                            City         State    Zip Code

   2.
      ------------------------------------------------------------
      Name


      -------------------------------------     ----------   -----    --------
      Street Address                            City         State    Zip Code

   3.
      ------------------------------------------------------------
      Name


      -------------------------------------     ----------   -----    --------
      Street Address                            City         State    Zip Code

================================================================================
5.  Purpose:
    (optional - see instructions)

    The purpose of the corporation shall be: -----------------------------------

    ----------------------------------------------------------------------------

================================================================================
6.  Names, Address and Signature of Incorporator:
    (attach additional page there is more than 1 incorporation)

    Eric Michael Papp                         /s/ Eric Michael Papp
    --------------------------------          --------------------------------
    Name                                      Signature

    575 Anton Boulevard, Suite 440            Costa Mesa   CA       92626
    -------------------------------------     ----------   -----    --------
    Address                                   City         State    Zip Code

================================================================================
7. Certificate of Acceptance of Appointment of Resident Agent:

   I hereby accept appointment as Resident Agent for the above named corporation.

   /s/ Steven M. Drury                                         11/22/06
   -------------------------------------------                 --------
   Signature of R. A. or On Behalf of R.A. Company               Date
================================================================================

This form must be accompanied by appropriate fees.

                [LETTERHEAD OF DEAN HELLER, SECRETARY OF STATE]



-------------------------

Resident Agent Acceptance

-------------------------

In the matter of  Sequoia-Legato, Incorporated
                  ------------------------------------------------------------
                  (Name of business entity)

I,    Steve Drury
      ------------------------------------------------------------------------
      (Name of resident agent)

hereby state that on 11/22/06 I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:


3450 East Russell Road                                213
----------------------------------------              ------------
Physical Street Address                               Suite number

Las Vegas                                 NEVADA      89120
----------------------------------------              ------------
City                                                  Zip Code

Optional:


----------------------------------------              ------------
Additional Mailing Address                            Suite number


----------------------------------------  --------    ------------
City                                      State       Zip Code


Signature:

/s/ Steve Drury                                       11/22/06
----------------------------------------              ------------
Authorized Signature of R.A. or                       Dated
On Behalf of R.A. Company

                               SECRETARY OF STATE


                  [SEAL: THE GREAT SEAL OF THE STATE OF NEVADA]


                                 STATE OF NEVADA


                                CORPORATE CHARTER

I, DEAN HELLER the duly elected and qualified Nevada Secretary of State, do hereby certify that SEQUOIA-LEGATO, INCORPORATED, did on November 27, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.


                        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 27, 2006.

                                                /s/ Dean Heller
                                                DEAN HELLER
                                                SECRETARY OF STATE
[GREAT SEAL OF STATE]
                                                By /s/ ILLEGIBLE
                                                Certification Clerk